UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report
Dated April 21, 2011
of
AGCO CORPORATION
A Delaware Corporation
IRS Employer Identification No. 58-1960019
SEC File Number 1-12930
4205 River Green Parkway
Duluth, Georgia 30096
(770) 813-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Definitive Material Agreement.
     On April 21, 2011, the stockholders of the Company approved the amendment and restatement of the 2006 Long-Term Incentive Plan. The voting results are reported in Item 5.07 below. The primary amendments were the extension of the plan until 2021, an increase in the number of shares available under the Plan by 5,000,000 and the expansion of the performance criteria for performance-based awards. A copy of the Plan as amended and restated is incorporated herein by reference as Exhibit 10.1

Item 5.07.	Submission of Matters to a Vote of Security Holders.
     The Company’s annual meeting of stockholders was held on April 21, 2011. The following matters were voted upon and the results of the voting were as follows:
(1)	To elect seven directors to serve as directors until the annual meeting in 2012 or until their successors have been duly elected and qualified. The nominees, Messrs. Deml, Furlan, Johanneson, LaSorda, Minnich, Richenhagen and Ustian were elected to the Company’s board of directors. The results follow:

Nominee	For	Against	Abstain

Wolfgang Deml	74,445,601	1,875,973	22,117
Luiz F. Furlan	76,097,209	223,868	22,614
Gerald B. Johanneson	74,439,722	1,881,727	22,242
Thomas W. LaSorda	74,842,463	1,478,076	23,152
George E. Minnich	74,848,941	1,473,134	21,616
Martin H. Richenhagen	73,369,212	2,949,578	24,901
Daniel C. Ustian	76,118,632	203,116	21,943
     In addition to the votes reported above, there were 3,087,161 broker non-votes for this proposal.
(2)	To approve the amendment and restatement of the AGCO Corporation 2006 Long-Term Incentive Plan. The results follow:

For	Against	Abstain

46,540,123	29,625,731	177,837
     In addition to the votes reported above, there were 3,087,161 broker non-votes for this proposal.
(3)	To consider a non-binding advisory resolution relating to the compensation of the Company’s named executive officers (“NEOs”). The results follow:

For	Against	Abstain

70,873,148	5,299,433	171,110
     In addition to the votes reported above, there were 3,087,161 broker non-votes for this proposal.

(4)	To consider a non-binding advisory vote relating to the frequency (every one, two or three years) of the non-binding stockholder vote relating to the compensation of the Company’s NEOs. The results follow:

For
One year	54,815,326
Two years	736,153
Three years	20,745,144
     In addition to the votes reported above, there were 47,068 abstentions and 3,087,161 broker non-votes for this proposal.
(5)	To ratify the appointment of the Company’s independent registered public accounting firm for 2011. The results follow:

For	Against	Abstain

77,489,828	1,916,272	24,752

Item 9.01.	Financial Statements and Exhibits.
          (d) Exhibits
10.1    2006 Long-Term Incentive Plan (as amended and restated). Incorporated by reference to Appendix A to the Proxy Statement dated March 21, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGCO Corporation
By:	/s/ Andrew H. Beck
Andrew H. Beck
Senior Vice President and Chief Financial Officer

Dated: April 26, 2011